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INDEPENDENT AUDITORS' CONSENT                                       Exhibit 23.1
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We consent to the incorporation by reference in Registration Statement Nos.
333-59350, 333-31784 and 333-44822 on Form S-8 of our report dated February 20, 2002 (March 22, 2002, as to Note 18) relating to the consolidated financial statements of Onvia.com, Inc. for the year ended December 31, 2001.

/s/ DELOITTE & TOUCHE LLP

Seattle, Washington
March 27, 2002